                                                                   Ex. 99 (h)(4)

                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                   SCHEDULE A

                       LIST OF WELLS FARGO ADVANTAGE FUNDS
                             WELLS FARGO FUNDS TRUST

                         100% Treasury Money Market Fund
                           Aggressive Allocation Fund
                                Asia Pacific Fund
                              Asset Allocation Fund
                            C&B Large Cap Value Fund
                             C&B Mid Cap Value Fund
                      California Limited-Term Tax-Free Fund
                            California Tax-Free Fund
                     California Municipal Money Market Fund
                     California Municipal Money Market Trust
                               Capital Growth Fund
                        Cash Investment Money Market Fund
                             Colorado Tax-Free Fund
                                Common Stock Fund
                          Conservative Allocation Fund
                                 Discovery Fund
                              Diversified Bond Fund
                             Diversified Equity Fund
                           Diversified Small Cap Fund
                              Emerging Growth Fund
                          Emerging Markets Equity Fund
                              Endeavor Select Fund
                                 Enterprise Fund
                               Equity Income Fund
                                Equity Value Fund
                          Government Money Market Fund
                           Government Securities Fund
                                   Growth Fund
                              Growth Balanced Fund
                               Growth Equity Fund
                           Heritage Money Market Fund
                                High Income Fund
                                Income Plus Fund
                                   Index Fund
                          Inflation-Protected Bond Fund
                         Intermediate Tax/AMT-Free Fund
                             International Core Fund
                            International Equity Fund
                            International Value Fund
                           Large Cap Appreciation Fund
                              Large Cap Growth Fund

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                             Large Company Core Fund
                            Large Company Growth Fund
                            Large Company Value Fund
                   Managed Account CoreBuilder Shares Series G
                   Managed Account CoreBuilder Shares Series M
                            Mid Cap Disciplined Fund
                               Mid Cap Growth Fund
                           Minnesota Money Market Fund
                             Minnesota Tax-Free Fund
                             Moderate Balanced Fund
                                Money Market Fund
                               Money Market Trust
                               Municipal Bond Fund
                           Municipal Money Market Fund
                      National Tax-Free Money Market Trust
                       National Tax-Free Money Market Fund
                                Opportunity Fund
                           Overland Express Sweep Fund
                       Prime Investment Money Market Fund
                       Short Duration Government Bond Fund
                              Short-Term Bond Fund
                         Short-Term High Yield Bond Fund
                         Short-Term Municipal Bond Fund
                           Small Cap Disciplined Fund
                              Small Cap Growth Fund
                          Small Cap Opportunities Fund
                              Small Cap Value Fund
                            Small Company Growth Fund
                            Small Company Value Fund
                            Small/Mid Cap Value Fund
                           Social Sustainability Fund
                       Specialized Financial Services Fund
                           Specialized Technology Fund
                               Stable Income Fund
                              Strategic Income Fund
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund
                                Target 2035 Fund
                                Target 2040 Fund
                                Target 2045 Fund
                                Target 2050 Fund
                                Target Today Fund
                             Total Return Bond Fund
                         Treasury Plus Money Market Fund
                                 U.S. Value Fund
                          Ultra Short-Term Income Fund

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                     Ultra Short-Term Municipal Income Fund
                 WealthBuilder Conservative Allocation Portfolio
                         WealthBuilder Equity Portfolio
                    WealthBuilder Growth Allocation Portfolio
                     WealthBuilder Growth Balanced Portfolio
                    WealthBuilder Moderate Balanced Portfolio
                     WealthBuilder Tactical Equity Portfolio
                             Wisconsin Tax-Free Fund

                           WELLS FARGO VARIABLE TRUST

                            VT Asset Allocation Fund
                           VT C&B Large Cap Value Fund
                                VT Discovery Fund
                              VT Equity Income Fund
                           VT International Core Fund
                           VT Large Company Core Fund
                          VT Large Company Growth Fund
                              VT Money Market Fund
                           VT Small/Mid Cap Value Fund
                               VT Opportunity Fund
                            VT Small Cap Growth Fund
                            VT Total Return Bond Fund

Schedule A amended: December 1, 2009

     The foregoing schedule is agreed to as of December 1, 2009 and shall remain in effect until changed in writing by the parties.

                                         Each of the Trusts on Schedule A


                                         BY:
                                             -----------------------------------
                                             Kasey Phillips
                                             Treasurer

ATTEST:


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                                         BOSTON FINANCIAL DATA SERVICES, INC.


                                         BY:
                                             -----------------------------------


ATTEST:


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